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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                               ---------------

                                  FORM 8-K
                               CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 6, 1997


                               ---------------


                       PARKER & PARSLEY PETROLEUM COMPANY
             (Exact name of Registrant as specified in its charter)



          DELAWARE                     1-10695                  74-2570602
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

            303 WEST WALL
              SUITE 101                                            79701
            MIDLAND, TEXAS                                       (Zip code)
        (Address of principal
          executive offices)


      Registrant's telephone number, including area code:  (915) 683-4768

                                 NOT APPLICABLE
                 (former address if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On April 6, 1997, Parker & Parsley Petroleum Company ("Parker & Parsley") issued a press release (the "Press Release") announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with MESA Inc. ("MESA"), MESA Operating Co., a Delaware corporation and a wholly-owned subsidiary of MESA, and MXP Reincorporation Corp., a newly formed Delaware corporation and a wholly-owned subsidiary of MESA. The consummation of the transactions contemplated in the Merger Agreement is subject to the approval of the shareholders of each of Parker & Parsley and MESA. For additional information regarding the transactions contemplated in the Merger Agreement, reference is made to the Press Release, the Merger Agreement and certain other documents entered into in connection with the Merger Agreement, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.

         The following tables set forth certain summary pro forma condensed consolidated financial, operating and reserve information of Parker & Parsley and MESA as of and for the year ended December 31, 1996. Such information does not give effect to the transactions contemplated in the Merger Agreement. The unaudited pro forma consolidated information of Parker & Parsley gives effect to (i) the sale of certain wholly-owned Australian subsidiaries to Santos Ltd. in March 1996, (ii) the sale of Bridge Oil Timor Sea, Inc. to Phillips
Petroleum International Investment Company in June 1996 and (iii) the aggregate effect of the sales of certain nonstrategic domestic oil and gas properties, gas plants, contract rights and related assets sold during the period from January 2, 1996 to December 31, 1996. Such information should be read in conjunction with Parker & Parsley's Current Report on Form 8-K dated April 3, 1997 and the Consolidated Financial Statements of Parker & Parsley (and the related notes) included in Parker & Parsley's Annual Report on Form 10-K for the year ended December 31, 1996. The unaudited pro forma consolidated information of MESA gives effect to the 1996 recapitalization of MESA's balance sheet, the acquisition of all of the outstanding equity of Greenhill Petroleum Corporation and additional borrowings to finance such acquisition. Such information should be read in conjunction with MESA's Current Report on Form 8-K dated February 7, 1997 and the Consolidated Financial Statements of MESA (and the related notes) included in MESA's Annual Report on Form 10-K for the year ended December 31, 1996.


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                                PARKER & PARSLEY
       SUMMARY PRO FORMA CONDENSED FINANCIAL AND OPERATING INFORMATION
                     (in thousands, except per share data)


 Revenues:
   Oil and gas                            $   374,560
   Natural gas processing                      23,184
   Interest and other                          17,328
                                          -----------
                                              415,072
                                          -----------
 Costs and expenses:
   Oil and gas production                     101,545
   Natural gas processing                      11,949
   Depletion, depreciation and
      amortization                            104,629
   Exploration and abandonments                20,187
   General and administrative                  26,631
   Interest                                    40,720
   Other                                        2,451
                                          -----------
                                              308,112
                                          -----------
 Income from continuing
   operations before income taxes             106,960

 Income tax provision                         (37,400)
                                          -----------

 Income from continuing operations        $    69,560
                                          ===========

 Income from continuing operations
   per share:
      Primary                             $      2.16
                                          ===========
      Fully diluted                       $      1.81
                                          ===========

 WEIGHTED AVERAGE SHARES
   OUTSTANDING:
      COMMON                                   35,734
                                          ===========

 EBITDA(a)                                $   272,496
                                          ===========

(a) EBITDA represents income from continuing operations plus interest expense, income tax expense, exploration and abandonment charges, and depletion, depreciation and amortization expense. EBITDA is not presented as an indicator of operating performance or as a measure of liquidity.


 BALANCE SHEET DATA

 Cash and investments                      $   18,711
 Total assets                               1,199,865
 Long-term debt, including current
   maturities                                 326,289
 Preferred stock of subsidiary                188,820
 Stockholders' equity                         530,296

 SUMMARY PRO FORMA RESERVE AND
   PRODUCTION DATA
 ESTIMATED PROVED RESERVES:
   Natural gas (Bcf)                            829.4
   Oil and condensate (MMBbls)                  163.9

 Present value of future net cash
   flows, before income taxes,
   discounted at 10% (in millions)         $  2,345.4

 PRODUCTION DATA:
   Natural gas (Bcf)                             70.7
   Oil and condensate (MMBbls)                   10.7

                                     MESA
         SUMMARY PRO FORMA CONDENSED FINANCIAL OPERATING INFORMATION
                     (in thousands, except per share data)

Revenues:
  Natural gas                                $ 201,689
  Natural gas liquids                           97,561
  Oil and condensate                            72,030
  Other                                         11,075
                                             ---------
                                               382,355
                                             ---------
Costs and expenses:
  Lease operating                               72,233
  Production and other taxes                    25,384
  Exploration charges                           12,772
  General and administrative                    31,743
  Depreciation, depletion and
  amortization                                 135,289
                                             ---------
                                               277,421
                                             ---------

Operating income                               104,934

Net interest expense                           (97,062)
Other income                                    24,626
                                             ---------
Income from continuing operations
  before income taxes                           32,498
                                             ---------
Income from continuing operations               32,498

Dividends on preferred stock                   (21,880)
                                             ---------
Net income from continuing
  operations attributable to
  common                                     $  10,618
                                             =========
Net income per
  common share                               $    0.16
                                             =========

  Common shares                                 65,129
                                             =========


EBITDAEX(1)                                  $ 277,621
                                             =========


(1) EBITDAEX represents net income from continuing operations plus net interest expense, depreciation, depletion and amortization expense and exploration charges. EBITDAEX is not presented as an indicator of operating performance or as a measure of liquidity.

BALANCE SHEET DATA

Cash and investments                           $    23,485
Total Assets                                     1,494,527
Long-term, debt, including current
  maturities                                     1,078,577
Stockholders' equity                               265,494

SUMMARY PRO FORMA RESERVE AND
  PRODUCTION DATA

ESTIMATED PROVED RESERVES:
  Natural gas (Bcf)                                1,079.6
  Natural gas liquids(MMBbls)                         88.1
  Oil and condensate (MMBbls)                         30.3

Present Value of future net cash
  flows, before income taxes,
  discounted at 10% (in millions)                  2,135.9

PRODUCATION DATA:
  Natural gas (Bcf)                                   90.0
  Natural gas liquids (MMBbls)                         6.5
  Oil and condensate (MMBbls)                          3.4




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

         On Friday, April 4, 1997, MESA had outstanding 64,279,568, 61,651,163 and 62,424,436 shares of common stock, Series A 8% Cumulative Convertible Preferred Stock ("Series A Preferred Stock") and Series B 8% Cumulative Convertible Preferred Stock ("Series B Preferred Stock"), respectively. The New York Stock Exchange closing prices per share of MESA's common stock and Series A Preferred Stock on such date were $5.75 and $7.25, respectively. MESA's Series B Preferred Stock is not listed on an exchange. On the same date, Parker & Parsley had 35,047,050 shares of common stock outstanding, and its New York Stock Exchange closing price was $29.875 per share.

         The Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, without limitation, estimates with respect to reserves and production levels. Although MESA and Parker & Parsley believe that the expectations reflected in such forward-looking statements are reasonable, Mesa can give no assurance that such expectations will prove to have been correct. Forward-looking statements are qualified as may be provided in Mesa's and Parker & Parsley's annual, quarterly and current reports and registration statements filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



      EXHIBITS                      TITLE
      --------                      -----

        2.1 Agreement and Plan of Merger dated as of April 6, 1997 among MESA Inc., MESA Operating Co., MXP
                   Reincorporation Corp., and Parker & Parsley
                   Petroleum Company.

        2.2 Shareholders Agreement dated as of April 6, 1997 by and between MESA Inc. and DNR-MESA Holdings, L.P.

        2.3 Letter Agreement dated April 6, 1997 between Parker & Parsley Petroleum Company and DNR-MESA Holdings, L.P.

        2.4 Shareholders Agreement dated as of April 6, 1997 by and between Boone Pickens and Parker & Parsley
                   Petroleum Company.

         99 Press release issued on April 6, 1997 relating to the Merger Agreement.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARKER & PARSLEY PETROLEUM
                                     COMPANY



                                     By:  /s/ Steven L. Beal
                                        -------------------------------------
                                        Steven L. Beal, Senior Vice President
                                        and Chief Financial Officer

Date:  April 6, 1997





                                      S-1

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                               INDEX TO EXHIBIT




      EXHIBITS                      TITLE
      --------                      -----

        2.1 Agreement and Plan of Merger dated as of April 6, 1997 among MESA Inc., MESA Operating Co., MXP
                   Reincorporation Corp., and Parker & Parsley
                   Petroleum Company.

        2.2 Shareholders Agreement dated as of April 6, 1997 by and between MESA Inc. and DNR-MESA Holdings, L.P.

        2.3 Letter Agreement dated April 6, 1997 between Parker & Parsley Petroleum Company and DNR-MESA Holdings, L.P.

        2.4 Shareholders Agreement dated as of April 6, 1997 by and between Boone Pickens and Parker & Parsley
                   Petroleum Company.

         99 Press release issued on April 6, 1997 relating to the Merger Agreement.